UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2004

HCA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	75-2497104

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

One Park Plaza, Nashville, Tennessee	37203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-1.2 Underwriting Agreement (Terms) dated November 16, 2004
Ex-4.1 5.500% Note due December 1, 2009
Ex-4.2 6.375% Note due January 15, 2015
Ex-4.3 6.375% Note due January 15, 2015

Item 1.01 Entry into a Material Definitive Agreement.

     On November 16, 2004, HCA Inc., a Delaware corporation (the “Company”) entered into an Underwriting Agreement (Terms) (the “Underwriting Agreement (Terms)”) with J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, acting on behalf of themselves and the several underwriters named therein (the “Underwriters”) in connection with the public offering by the Company of $500,000,000 aggregate principal amount of 5.500% Notes due 2009 (the “2009 Notes”) and $750,000,000 aggregate principal amount of 6.375% Notes due 2015 (the “2015 Notes” and together with the 2009 Notes, the “Notes”). The Underwriting Agreement (Terms) incorporates by reference into it that certain Underwriting Agreement Standard Provisions (Debt Securities) dated as of September 18, 2002 (the “Underwriting Agreement Standard Provisions” and together with the Underwriting Agreement (Terms), the “Underwriting Agreement”).

     Pursuant to the terms of the Underwriting Agreement, the Underwriters agreed to purchase from the Company, severally and not jointly, the respective principal amounts of the Notes set forth in the Underwriting Agreement at a purchase price of 98.832% and 98.546% of the aggregate principal amount of the 2009 Notes and the 2015 Notes, respectively. As indicated in the Underwriting Agreement, because more than 10% of the net proceeds of the offering were being used to repay borrowings of the Company from affiliates of the Underwriters, Deutsche Bank Securities Inc. agreed to act as the “qualified independent underwriter” in accordance with the rules of the National Association of Securities Dealers.

     For a more detailed description of the Notes and the offering of the Notes, see “Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     On November 19, 2004, the Company executed global notes representing the 2009 Notes and the 2015 Notes. The Notes were issued under an Indenture, dated December 16, 1993, as supplemented, between the Company and the Bank of New York, as successor trustee.

     The 2009 Notes will mature on December 1, 2009 and the 2015 Notes will mature on January 15, 2015. Interest will be paid on the 2009 Notes on December 1 and June 1 of each year, beginning June 1, 2005 to holders of record on the November 15 and May 15 preceding a payment date. Interest will be paid on the 2015 Notes on January 15 and July 15 of each year, beginning on January 15, 2005 to holders of record on the January 1 and July 1 preceding a payment date.

     The Notes are the Company’s senior unsecured obligations and will rank equally with all of the Company’s other unsecured senior indebtedness from time to time outstanding. The Company may redeem the 2009 Notes or the 2015 Notes at any time and at the redemption prices described therein. There will be no sinking fund for the Notes.

     The Notes will be issued in one or more global securities, held in the name of Cede & Co., the nominee of The Depository Trust Company, and will be delivered through the book entry system of The Depository Trust Company, Clearstream, Luxembourg or Euroclear.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement Standard Provisions (Debt Securities) dated September 18, 2002, (filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K dated September 18, 2002 and incorporated herein by reference).
1.2	Underwriting Agreement (Terms) dated November 16, 2004 by and among the Company and the several Underwriters name therein.
4.1	5.500% Note due December 1, 2009 in the principal amount of $500,000,000.
4.2	6.375% Note due January 15, 2015 in the principal amount of $500,000,000.
4.3	6.375% Note due January 15, 2015 in the principal amount of $250,000,000.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA INC.
By:	/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary

Date: November 19, 2004

EXHIBIT INDEX

Exhibit 1.1	Underwriting Agreement Standard Provisions (Debt Securities) dated September 18, 2002, (filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K dated September 18, 2002 and incorporated herein by reference).
Exhibit 1.2	Underwriting Agreement (Terms) dated November 16, 2004 by and among the Company and the several Underwriters name therein.
Exhibit 4.1	5.500% Note due December 1, 2009 in the principal amount of $500,000,000.
Exhibit 4.2	6.375% Note due January 15, 2015 in the principal amount of $500,000,000.
Exhibit 4.3	6.375% Note due January 15, 2015 in the principal amount of $250,000,000.